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                                                                  EXHIBIT 10.2.4

                             STANDARD OFFICE LEASE
                              (Modified Net Lease)

This Lease Agreement entered into as of the 19TH day of JULY, 1995, between JOHN
D. DELLAGNESE III (hereinafter called "Lessor"), and TELXON CORPORATION (hereinafter called "Lessee"):


                                  Witnesseth:

1. DEMISE: Lessor leases to Lessee and Lessee hires from Lessor the premises identified as APPROXIMATELY 34,718 RENTABLE SQUARE FEET (hereinafter called "said premises") in the building known as THE WATERFORD (hereinafter called "the Building"), located at 3875 EMBASSY PARKWAY, SUITE 300, BATH TOWNSHIP, OHIO, for a term of 5 YEARS ,beginning on the 15TH day of OCTOBER, 1995, and ending on the 14TH day of OCTOBER, 2000, unless sooner terminated as hereinafter provided. A sketch of said premises is attached hereto as Exhibit A.

2. USE OF PREMISES: Said premises shall be used and occupied by Lessee for GENERAL OFFICE PURPOSES only, and for no other purpose.


3. ANNUAL BASE RENT: In consideration thereof, Lessee covenants to pay Lessor without demand annual base rent for said premises as set forth on Exhibit B, attached hereto, payable in monthly installments as set forth on Exhibit B, in advance, without deduction or set-off, in legal tender of the United States of America on the first day of each and every calendar month during said term at the offices of Lessor, or at such other place as Lessor may from time to time in writing designate. The amount of such rent to be paid by Lessee is subject to adjustment from time to time as set forth in paragraph 5 hereof. The rent reserved and all other charges hereunder not paid by Lessee when due shall bear interest at 4% in excess of the prime rate then in effect at National City Bank, Northeast (or its successor).

4. DEFINITIONS: As used in this Lease, the following terms shall have the following respective meanings:

     (a) "Annual Base Rent" - The annual rent to be paid by Lessee to Lessor pursuant to the provisions of Paragraph 3.

     (b) "Adjusted Annual Rent" - The Annual Base Rent as hereinafter adjusted in accordance with the provisions hereof, but in no event less than the Annual Base Rent.

     (c) "Base Year" - The full calendar year commencing January 1, 1995, and ending December 31, 1995.

     (d) "Comparison Year" - The first full calendar year following the Base Year and each subsequent full calendar, or fraction thereof at the termination of this Lease, during which this Lease shall continue in effect.

     (e) "Lessee's Share" - The percentage which the rentable area of said premises is of the total rentable area of the Building, which percentage is agreed upon as being 37.4%. In the event that additional areas shall be included under this Lease, or the total rentable area of the Building is changed, said agreed percentage shall be proportionately adjusted.

     (f) "Operating Expenses" - Those expenses incurred during the year, whether the Base Year or a Comparison Year, in respect of the operation, maintenance and repair of the Building (as used herein, the word "Building" includes the building itself, and all parts thereof, including but not limited to the roof, structural elements, walls, functioning systems and elevators, and including also the grounds thereof, used in connection with the Building, including but not limited to site improvements, underground and aboveground utility lines, pipes, sewers, conduits and facilities, and including also the lawns and landscaped areas, parking areas, driveways, driveway approaches, walkways and sidewalks) in accordance with generally accepted maintenance, including service and maintenance contracts for the heating, ventilating and air conditioning systems of the Building, and other functioning Systems of the Building, window washing, management fees, trash and rubbish storage pick-up and removal and other services, but shall not include:

          (i) expenses for painting, redecorating, or other work performed for other tenants in the Building other than painting, redecorating and other work which is standard for the Building;

          (ii) expenses for repairs and other work occasioned by fire, windstorm or other casualty insured against by Lessor;

          (iii) expenses incurred in leasing or procuring new tenants including lease commissions, advertising expenses, and expenses of renovating space for new tenants;

          (iv) legal expenses incurred in enforcing the terms of any lease;

          (v) interest or amortization payment of any mortgages;

          (vi) wages, salaries or other compensation paid to any employee above the grade of building superintendent.

     (g) "Taxes" - The taxes and assessments, special or otherwise, and sewer charges if any, including expenses incurred in connection with disputing or contesting the amount thereof, levied or assessed for the year in question, whether the Base Year or a Comparison Year, or a partial year, upon or with respect to the Building of which said premises are a part, together with the land upon which said Building is located, together with adjacent premises, if any, used for parking purposes or otherwise in conjunction with the use of said Building, together with the improvements situated on said land and on said premises, by Federal, State or local government. Should any governmental authority having jurisdiction impose a tax and/or assessment (other than an income or franchise tax) upon or against the rentals payable hereunder or on the privilege of renting, leasing or letting real property, either by way of substitution for the taxes and assessments levied or assessed against such Building, land, premises and other improvements, or in addition thereto, such tax and/or assessment shall be deemed to constitute a and/or assessment against such Building, land, premis other improvements for the purposes of this paragraph 4(g).


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     Provided, however, that the total aggregate amount of such taxes, assessments and sewer charges, for the year in which such Building, land, premises and improvements are first assessed by the Summit County Auditor at substantially completed value, shall be deemed to be the "Taxes" for the Base Year, and Lessee shall not be obligated to pay any rent adjustment based upon increased taxes unless and until such amount should increase for a subsequent Comparison Year.

5. RENT ADJUSTMENT: The Annual Base Rent shall be adjusted for each Comparison Year by Lessee's Share of the net aggregate increase, or decrease, if any, in the amount of Taxes and Operating Expenses for the Comparison Year over or under those for the Base Year, but shall not in any event be less than the amount stipulated in Paragraph 3. The Adjusted Annual Rent for any Comparison Year shall serve as the basis for an estimate of the Adjusted Annual Rent to become due for the next succeeding Comparison Year until the computation for that Comparison Year is made. All monthly installments of rent coming due after an Adjusted Annual Rent has been established shall be adjusted to the extent necessary to pay an estimated Adjusted Annual Rent for the then current Comparison Year in equal monthly installments on such basis. The increase reflected in Adjusted Annual Rent for the last Comparison Year shall be paid by Lessee in a lump sum promptly upon presentation by Lessor to Lessee of a statement of said adjustment.

     As an example of the type of rent adjustment and the payment of estimated Adjusted Annual Rent described above, see Exhibit B-1 attached hereto.

     Lessor shall keep and make available to Lessee for a period of 60 days after statements for rental payments are rendered to Lessee, records in reasonable detail of Taxes and Operating Expenses for the period covered by such statement or statements and shall permit Lessee and the representatives of Lessee to examine and audit such statements at any reasonable time during business hours. If Lessee shall dispute any item or items included by Lessor in determining Taxes or Operating Expenses for the Base Year or any Comparison Year, and such dispute is not amicably settled between Lessor and Lessee within 30 days after any statement for Adjusted Annual Rent has been rendered or after the date for settling the rent payable for any Comparison Year, either party may, during the 20 days next following the expiration of said 30 day period, notify the other of its election to arbitrate said dispute and may then refer such disputed item or items to a reputable firm of certified public accountants selected by Lessor for decision and the decision of such firm shall be conclusive and binding upon Lessor and Lessee. The expense involved in such determination shall be borne by the party against whom a decision is rendered by said accountants, provided that if more than one item is disputed and the decision shall be in part against each party, the expenses shall be fairly apportioned by said accountants. Pending a decision, Lessee shall pay on the basis of Adjusted Annual Rent subject to a proper adjustment upon rendition of the decision. If Lessee shall not dispute any item or items of any such statement within 30 days after such statement has been rendered, Lessee shall be deemed to have approved such statement.

6. BUILDING SERVICES: Provided Lessee is not in default under any of the covenants and agreements of this Lease, Lessor shall furnish Lessee the following services [See Addendum]:

     (a) Window washing services, standard for the Building (Lessee shall not engage or provide cleaning, janitor, window washing or maintenance services without Lessor's prior written consent, and if consent is given, such services shall always be subject to supervision by Lessor, and at Lessee's sole responsibility and expense);

     (b) Heat and air conditioning service during "business hours" (which term is hereinafter defined), compatible with human comfort, but subject to factors over which Lessor has no control, including but not limited to fuel shortages, energy crises and governmental regulations; Lessee may not install, or arrange to have installed, any air conditioning equipment without receiving Lessor's prior written approval; and any such equipment installed without said approval shall, if required by Lessor, be removed at Lessee's sole expense;

     (c) Cold and hot water at standard Building temperatures for sanitary purposes only; Lessee shall pay, at standard Building rates, for cold and hot water used for other than sanitary purposes or for water wasted;

     (d) Passenger and freight elevator service, during business hours; elevator service at other times shall be optional with Lessor and when so provided shall never be deemed a continuing obligation of Lessor;

     (e) Electrical service used at said premises shall be separately metered to said premises and the cost thereof shall be paid by Lessee to Ohio Edison Company or its successor. The cost of "house" electricity, that is, electricity for the benefit of all occupants of the Building, used for such things as the operation of air conditioning and elevators and parking lot lighting, shall be paid by each lessee of the Building in proportion to its "Lessee's Share", which Lessor shall bill to Lessee at periodic intervals, and Lessee shall pay such billings within a reasonable time thereafter, as set forth in such billings.

     Any installation of special equipment (other than equipment for customary lighting purposes and customary business machines, equipment and computers), and/or intermittent operating equipment, must have the prior written approval of Lessor, and shall be subject to special charges and regulations, and any new or additional electrical facilities required to service the equipment installed by Lessee, and all changes in existing electrical facilities in or servicing said premises required by Lessee, if approved by the Lessor, shall be installed, furnished or made by Lessor at Lessee's expense. Lessee shall replace all light bulbs, fluorescent tubes, ballasts and starters which wear out or become inoperative and Lessee shall repair and maintain all lighting equipment within said premises.

          (i) Lessor, while not warranting that any of such services stipulated herein shall be free from interruptions or suspensions caused by repairs, renewals, improvements, alterations, strikes, lockouts, accidents, inability of Lessor to procure such service, or to obtain fuel or supplies, or for other cause or causes beyond Lessor s reasonable control, shall nevertheless diligently attempt to make such repairs or renewals to Building distribution lines and facilities as may be required to restore any such service so interrupted or suspended. An interruption or suspension of, or fluctuation in, any Building Service (resulting from any of said causes) shall never be deemed an eviction or disturbance of Lessee's use and possession of said premises, or any part thereof, nor render Lessor liable to Lessee for damages, nor relieve Lessee from performance of Lessee's covenants and agreements hereunder.

          (ii) The term "business hours" as used herein shall mean Monday to Friday, inclusive, from 8:00 A.M. to 6:00 P.M. and Saturday mornings from 8:00 A.M. to 1:00 P.M. but excluding all Legal Holidays.

          (iii) The failure of Lessee to pay either the rent reserved or any other charges required to be paid by Lessee pursuant to this Lease when due shall entitle Lessor, in addition to any other remedies available to Lessor, upon not less than five days written notice to Lessee, to discontinue furnishing water, electrical and other services to Lessee, and no such discontinuance of services shall be deemed an eviction or disturbance of Lessee's use of said premise, nor render Lessor liable to Lessee for damages, nor relieve Lessee from the performance of Lessee's covenants and agreements hereunder.

7. RIGHTS RESERVED BY LESSOR: Lessor reserves the following rights:

     (a) to change the street address or name of the Building or the unit number of said premises or the arrangement or location of entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the Building without liability to Lessee;

     (b)to designate all sources furnishing sign painting, lettering, vending machines, towel or toilet supplies, or other similar services required in said premises;

     (c) to enter during the last 90 days of the term,


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provided Lessee shall have removed substantially all of Lessee's property from said premises, for the purpose of altering, remodeling, repairing, renovating or otherwise preparing said premises for re-tenanting;

     (d) to grant anyone the exclusive privilege of conducting any particular business or activity in the Building;

     (e) to enter said premises at all reasonable times, with prior notice,(1) for the making of such inspections, repairs, alterations, improvements or additions of, or to, said premises or the Building as Lessor may deem necessary or desirable; (2) to exhibit said premises to others during the last 6 months of the term hereunder; and (3) for any purpose whatsoever related to the safety, protection, preservation or improvement of said premises or of the Building or of Lessor's interest;

     (f) at any time or times Lessor, either voluntarily or pursuant to governmental requirements, may make repairs, alterations or improvements in or to the Building or any part thereof, and during such times may temporarily close entrances, doors, corridors, elevators or other public facilities;

     (g) to charge Lessee any expense (including overtime or premium costs incurred by Lessor) resulting from repairs, alterations, decorating or other work performed in said premises or the Building at Lessee's request made at other than business hours; and

     (h) from and after the commencement date of this Lease and throughout the term of this Lease and any extension thereof, to require the Lessee to protect, indemnify and save harmless the Lessor from and against any and all liability to third parties incurred by any act or neglect of the Lessee, or any of its agents, servants or employees, in, on, or about the demised premises and Lessee at all times shall at its own cost protect the Lessor with public liability insurance and property damage insurance in a responsible insurance company or companies authorized to do business in the state of Ohio, in the amount of not less than $1,000,000.00 single limit, for bodily injuries (including death) and property damage. Lessor, upon written notice to Lessee, may require Lessee to increase the amount of such coverage to compensate for inflation and other economic factors occurring during the term of this Lease. Lessor shall be named as an additional insured under said policy of insurance. The Lessee shall within 10 days of commencement date of this lease, or as soon thereafter as made available by the insurance company, deposit with the Lessor a copy of all such policies or certificates showing such insurance to be then in force.

     Lessor may exercise all or any of the foregoing rights hereby reserved without being deemed guilty of an eviction or disturbance of Lessee's use and possession, without being liable in any manner to Lessee, and without elimination or abatement of rent, or payment of other compensation, and such acts shall in no way affect this Lease.

8. POSSESSION: If Lessor shall be unable to deliver possession of said premises on the date of the commencement of the term hereby created because of the holding over of any tenant, or tenants, or for any other cause beyond Lessor s reasonable control, then the rent reserved shall not commence until the date possession of said premises is available to Lessee, and Lessee agrees to accept such allowance and abatement of rent as liquidated damages, in full satisfaction for the failure of Lessor so to deliver possession on said date of commencement, and to the exclusion of all claims and rights which Lessee might otherwise have by reason of delivery of possession not being made on said date; and no failure so to deliver possession on said date shall in any event extend, or be deemed to extend, the term of this Lease. Unfinished extra work, if any, undertaken by Lessor for Lessee shall not be considered in determining the date when possession is available to Lessee.

     If Lessor is unable to give possession of the premises to Lessee on the date for the commencement of the term hereof by reason of the fact that Lessor has not substantially completed any space preparation work in said remises pursuant to Lessor's so-called "Work Letter" agreed to between of Lessor and Lessee (which said Work Letter, if any, is attached hereto as Exhibit C, consisting of 0 separate pages, and made apart hereof), and if the delay in completion of such work has not been caused by Lessee's failure to submit its plans and specifications certifications by Lessor's Agent that such work has been substantially completed. If such date shall be other than the first day of a calendar month, the rent for such month shall be prorated on a per diem basis. No failure to deliver possession on the scheduled date for the commencement of the term shall extend, or be deemed to extend, the term of this Lease.

9. LOSS OR DAMAGE TO PROPERTY: All personal property belonging to Lessee or to any other person located in or about said premises or the Building shall be there at the sole risk of Lessee or such other person, and neither Lessor nor Lessor s agents or employees shall be liable for the theft or misappropriation thereof, nor for any damage or injury thereto, nor for death or injury of Lessee or any other persons or damage to property caused by water, snow, frost, steam, heat, cold, dampness, falling plaster, explosions, sewers or sewerage, gas, odors, noise, the bursting or leaking of pipes, plumbing, electrical wiring, and equipment and fixtures of all kinds, or by any act or neglect of other tenants or occupants of the Building, or of any other person, or caused in any other manner whatsoever, unless such damage, injury or death is caused by the failure of Lessor, within a reasonable time following receipt of written notice from Lessee, to make any repairs or otherwise to perform any other term, covenant or condition of this Lease which, pursuant to the terms of this Lease, is the obligation of Lessor. Lessee shall protect, indemnify and save harmless Lessor from all losses, costs or damages sustained by reason of any act or other occurrence or failure to act causing death or injury to any person or damage to property whomsoever or whatsoever due directly or indirectly to the use or occupancy of said premises or any part thereof by Lessee, or due directly or indirectly to any breach or default on the part of Lessee in the performance of any covenant or agreement on the part of Lessee to be performed, and Lessee covenants, upon written notice from Lessor, to resist or defend, at Lessee's expense, any such action or proceeding by counsel reasonably satisfactory to Lessor.

10. HOLDING OVER: Should Lessee or any party claiming under Lessee remain in possession of said premises after the expiration of the term of this Lease with the consent of Lessor, then, unless anew agreement in writing shall have been entered into between the parties hereto, such tenancy shall be from month-to-month and otherwise be subject to all of the covenants and agreements of this Lease, so far as applicable, ate monthly rental equal to 150% of the last monthly installment of rent payable hereunder, and terminable by either party on 30 days notice.

11. ASSIGNMENT AND SUBLETTING: Lessee shall not, without prior written consent of Lessor which shall not be unreasonably withheld in each instance (a) assign, mortgage, hypothecate or convey this Lease or any interest therein; (b)allow any transfer hereof or any lien upon Lessee's interest by operation of law; (c) sublet said premises or any part thereof; or (d) permit the use or occupancy of said premises or any part thereof by anyone other than Lessee. If Lessee is a corporation, any material change in the equity or stock ownership which constitutes a change in the control of Lessee shall be deemed to be an assignment. Consent to any such assignment, conveyance, or subletting by Lessor shall not operate as a waiver of the necessity fore consent to any subsequent assignment, conveyance, or subletting, and the terms of such consent shall be binding upon any person holding by, under, or through Lessee. Such consent shall not relieve Lessee from liability hereunder for the payment of rental or performance or observance of any of the terms and conditions of this Lease.

12. TAKING AND SURRENDER OF POSSESSION: Taking of possession by Lessee shall be conclusive evidence as against Lessee that said premises were in good order and satisfactory condition when Lessee so took possession. No representation respecting the condition of said premises or the Building has been made by Lessor to Lessee unless contained herein; and no promise of Lessor to prepare, alter or improve said premises for Lessee's use and occupancy shall be binding upon Lessor unless contained herein or in Lessor's said Work Letter. This Lease does not grant any rights to light or air over property except over public ways kept open by public authority, and Lessor shall not be liable to Lessee for any expense, injury, death, loss or damages resulting from work done in or upon, or by reason of the use of, any adjacent or nearby building, land or public or private

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way. At the expiration, or earlier termination in any manner, 0f the term hereof
Leasee shall quit and surrender said premises broom clean together with all installations, improvements and alterations (including partitions) which may have been installed by Lessor or Lessee. Said premises shall be in as good condition and repair as when possession was delivered, reasonable use and wear and, subject to the provisions of Paragraph 22 below, loss or damage by fire, the elements or other risk which Lessor is required to insure against excepted, failing which Lessor may restore said premises to such condition and Lessee shell pay the cost thereof. Lessee may remove carpeting laid by Lessee, provided Lessee also removes all nails, tacks, paper, glue, bases, and other vestiges of the carpeting and restores the floor surface to the condition existing before such carpeting was laid. If Lessee fails to remove Lessee's carpeting, trade fixtures, personal property, and equipment which it has a right to remove from said premises prior to the end of the term, Lessee shall be conclusively presumed to have abandoned the same, and ownership thereof shall forthwith vest in Lessor without payment or credit to Lessee.

13. ALTERATIONS - PERSONAL PROPERTY: Lessee shell not make any alterations, additions, improvements or other changes in or to said premises or the Building, or attach, affix or build therein any improvement or installation without Lessor's prior written consent in each and every instance. Before any such work is done or any materials therefor are delivered on said premises or into the Building, Lessee shall provide Lessor with plans, specifications, names of contractors, copies of contracts and necessary permits; shall indemnify and hold harmless Lessor against liens, costs, damages and expenses of all kinds; and shall submit to Lessor's reasonable supervision of said work. All additions, installations, alterations, fixtures and improvements (temporary or permanent) in and upon said premises whether installed by Lessee or Lessor, shall become Lessor's property, and shall remain upon, and be surrendered with, said premises without disturbance or injury upon the termination of this Lease by lapse of time or otherwise, all without payment or credit to Lessee. Lessee shall have the right to place in said premises, at such locations therein as Lessee may from time to time determine, Lessee's furniture, trade fixtures and standard business office machines and equipment, and such personal property shall be and remain the property of Lessee, and may be removed by Lessee at any time during the lease term, upon its expiration, or upon its earlier termination in any manner. Lessee, however, agrees to repair at Lessee's expense any damage to said premises or the Building caused by such removal. Lessee's personal property and trade fixtures shall be separately entered for assessment purposes or for taxation purposes of any kind. Lessee shall promptly pay all taxes levied thereon.

14. USE AND REPAIR OF PREMISES BY LESSEE: Throughout the term hereof Lessee shall take good care of and maintain said premises and the fixtures and improvements therein, and shall use said premises during the term for the purpose above specified and no other; shall not illegally sell or store therein any spirituous, malt or vinous liquors, or any narcotic drugs; shall not exhibit, sell or offer for sale on said premises or in the Building anything whatsoever except such as are essentially connected with the stated use of said premises; shall not make or permit any use of said premises which, directly or indirectly, is forbidden by ordinance, statute or government regulation, or by any restrictions of record, or which may increase the premium cost of, or invalidate, any policy of insurance carried on the Building or covering its operation, and shall comply with the Rules and Regulations appearing at the end of this Lease, which Rules and Regulations are made apart thereof by reference. All repairs required to be made as a result of Lessee's misuse or neglect of said premises or of damage to, or defacement of, the Building, or any part thereof, by reason of Lessee's tenancy therein shall be made at Lessee's expense. Lessee shall give immediate notice to Lessor in case of fire or accident in said premises or of any defects, damage or injury therein or in any fixtures or equipment.

15. UNTENANTABILITY: Unless all or substantially all of the Building is made unfit for occupancy by fire or other casualty, acts of God or other cause, if the said premises shall be partially damaged by fire or other casualty, this Lease shall remain in full force and effect and the damage to said premises shall be repaired by the Lessor, and the rent until such repairs shall be made shall be abated on a per diem basis proportionate to the extent and for the period that said premises are unfit for occupancy. Lessor shall incur no liability on account of any delay in the completion of such repairs which may arise by reason of adjustment of insurance, labor difficulties or any other cause beyond Lessor's control. If all or substantially all of said premises or the Building are made unfit for occupancy by fire or other casualty, acts of God or other cause, Lessor may elect (a) to terminate this I-ease as of the date when said premises or the Building are so made unfit for occupancy, by written notice to Lessee within 90 days after that date, or (b) to repair, restore or rehabilitate said premises or the Building at Lessor's expense within 120 days after Lessor is enabled to take possession of the damaged premises and undertake reconstruction or repairs; and if Lessor elects so to repair, restore or rehabilitate said premises or the Building this Lease shall not terminate, but rent shall be abated on a per diem basis proportionate to the extent and for the period that said premises are unfit for occupancy. In the event Lessor shall proceed under (b) above and shall not substantially complete the work within said 120 days (excluding from said period loss of time resulting from delays beyond the reasonable control of Lessor) either Lessor or Lessee may then terminate this Lease by written notice to the other not later than 10 days after the expiration of said 120 days period computed as herein provided. In the event of termination of this Lease pursuant to this Paragraph, rent shall be apportioned on a per diem basis to and including the effective date of such termination.

16. REMEDIES OF LESSOR: All rights and remedies of Lessor herein set forth are in addition to any and all rights and remedies allowed by law and equity.

     (a) If any voluntary or involuntary petition or similar pleading under any Act of Congress relating to bankruptcy shall be filed by or against Lessee, or if any voluntary or involuntary proceedings in any court or tribunal shall be instituted by or against Lessee to declare Lessee insolvent or unable to pay Lessee's debts, then and in any such event Lessor may, if Lessor so elects, with or without notice of such election and with or without entry or other action by Lessor, forthwith terminate this Lease and Lessee's right to possession of said premises, and not withstanding any other provisions hereof, Lessor shall forthwith upon such termination be entitled to recover damages in an amount equal to the then present value of the rent reserved in this Lease for the entire residue of the stated term hereof, less the fair rental value of said premises for the residue of the stated term hereof.

     (b) If Lessee shall fail to pay the rent reserved herein, or within 5 days after notice from Lessor that said rent has not been paid, or fails to pay Lessor's charges for water, electrical or other services within 10 days after rendition of statement, or defaults in the prompt and full performance of any of Lessee's covenants and agreements hereunder, and said default is not corrected within 10 days after notice from Lessor of said default, or if the leasehold interest of Lessee be levied upon under execution or be attached, or if Lessee makes and assignment for the benefit of creditors or if a receiver be appointed for any property of Lessee, or if Lessee abandons said premises, than and in any such event Lessor may, if Lessor so elects, and with or without notice of such election and with or without demand whatsoever, forthwith terminate this Lease and Lessee's right of possession of said premises, or Lessor may, without terminating this Lease, terminate Lessee's right to possession of said premises.

     (c) Upon the termination of this Lease, or upon the termination of Lessee's right to possession without termination of the Lease, Lessee shall surrender possession and vacate said premises immediately, and Lessor may enter into and repossess said premises with or without process of law and remove all persons and property therefrom in the same manner and with the same right as if this Lease had not been made, and for the purpose of such entry and repossession Lessee waives any notice provided by law or otherwise to be given in connection therewith.

     (d) If Lessor elects to terminate Lessee's right to possession only, without terminating the Lease, as above provided,

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Lessor may remove from said premises any and all property found therein and such repossession shall not release Lessee from Lessee's obligation to pay the rent reserved herein. After any such repossession by Lessor without termination of the Lease, Lessor shall make reasonable efforts to relet said premises, or any part thereof, as agent of Lessee to any person, firm, or corporation and for such time and upon such terms as Lessor, in Lessor's sole discretion, may determine. Lessor may make repairs, alterations and additions in and to said premises and redecorate the same to the extent deemed by Lessor necessary or desirable, and Lessee shall, upon demand, pay the reasonable cost thereof together with Lessor's expenses (including any brokers commission) of reletting. If the rents collected by Lessor upon any such reletting are not sufficient to pay monthly the full amount of the rent reserved herein together with the costs of such repairs, alterations, additions, redecorating and expenses, Lessee shall pay to Lessor the amount of each monthly deficiency upon demand.

     (e) Any and all property which may be removed from said premises by Lessor may be handled, removed, stored or otherwise disposed of by Lessor at the risk and expense of Lessee, and Lessor shall in no event be responsible for the preservation or safekeeping thereof. Lessee shall pay to Lessor, upon demand, any and all expenses incurred in such removal and all storage charges against said property so long as the same shall be in Lessor's possession or under Lessor's control. If any property shall remain in said premises or in the possession of Lessor and shall not be removed by Lessee within a period of 10 days from and after the time when the premises are either abandoned by Lessee or repossessed by Lessor under the terms of this Lease, said property shall conclusively be deemed to have been forever abandoned by Lessee.

     (f) If Lessee shall default in performing any term, covenant or condition of this Lease on the part of Lessee to be performed by Lessee, which default may be cured by the expenditure of money, Lessor at Lessor's option may, but shall not be obligated to, on behalf of Lessee after written notice to Lessee of such default and their failure to cure within 5 days expend such sum as may be necessary to perform and fulfill such term, covenant or condition, and any and all sums so expended by Lessor, with interest thereon at 4% in excess of the prime rate of interest then in effect at National City Bank, Northeast (or its successor), from the date of such expenditure, shall be and be deemed to be additional rent, in addition to the annual base rent, and shall be repaid by Lessee to Lessor on demand, but no such payment or expenditure by Lessor shall be deemed a waiver of Lessee's default nor shall it affect any other remedy of Lessor by reason of such default.

17. SUBORDINATION OF LEASE: This Lease is and shall be subject and subordinate to the lien of any mortgage or mortgages, deed or deeds of trust and ground lease or leases which may now or hereafter affect the Building or the Lend of which said premises are a part or both, and to all renewals, extensions or replacements of any such mortgages, deeds of trust or ground leases. Lessee shall recognize and honor any assignment of this Lease by the Lessor or assignment of the rentals hereunder by the Lessor as security or otherwise. It is the intention of parties that such priority shall be established automatically and that no separate instrument shall be required to effectuate such subordination of this Lease. The Lessee will, however, upon request by Lessor, execute any and all instruments, including any required estoppel certificates, deemed by Lessor or any mortgagee of the premises necessary or advisable to subject and subordinate this Lease and all rights given Lessee hereunder to such mortgage or mortgages. In the event that Lessee does not, within ten (10) days after such request by Lessor, execute such instruments, Lessee hereby authorizes the Lessor as the Lessee's attorney-in-fact to execute any such instruments for and on behalf of Lessee. In the event any proceedings are brought for the foreclosure of any such mortgage, Lessee covenants that it will, to the extent of Lessor's interest affected by such foreclosure, attorn to the purchaser upon any such foreclosure sale and recognize such purchaser's interest as Lessor under this Lease. Lessee agrees to execute and deliver at any time and from time to time, upon the request of Lessor or of any such holder, any instrument which, in the sole judgement of Lessor, may be necessary or appropriate in any such foreclosure proceeding or otherwise to evidence such attornment.

See Addendum

18. NOTICES: In every instance where it shall be necessary or desirable for Lessor to serve any notice or demand upon Lessee, such notice or demand shall be deemed sufficiently given or made if, in writing, it is mailed to Lessee by registered, or certified, United States mail postage prepaid, addressed to Lessee at

                    Attn: Legal Department
                    3330 West Market Street
                    Akron, OH 44333

and the time of giving or making such notice or demand shall be deemed to be the time when the same is mailed as herein provided. Any notice by Lessee to Lessor must be sent by registered, or certified, United States mail, postage prepaid, addressed to Lessor at the address where the last previous rent hereunder was paid. wherever in this Lease, in connection with the breach or performance of any of the covenants and agreements of Lessee, no period of time or notice is required by the terms hereof, no notice shall be required as a prerequisite to the exercise of any right or remedy of Lessor.

19. ACCESS TO BUILDING: Lessee, for Lessee and for Lessee's agents, employees, licensees, and invitees, agrees that all such persons desiring to enter or leave the Building at other than normal business hours, shall use such entrances or exits as may be designated by Lessor, and shall comply with Building security regulations established from time to time by Lessor with respect to identification, registration, method of signalling for admission, etc., so as to establish the right of such persons to enter or to leave the Building. The provisions of this paragraph shall not require the Lessor to keep the Building open other than during normal business hours.

20. COMMON AREAS: Lessee and Lessee's agents, employees, licensees, and invitees shall have the right to use, in common with Lessor and Lessor's tenants and the agents, employees, licensees and invitees of each, the public sidewalks, entrances, lobbies, vestibules, stairways, corridors, passenger and freight elevators, public toilets, and other public areas of the Building, subject, however, to applicable Building rules, regulations and security measures. Lessee and Lessee's agents, employees, licensees and invitees shall not obstruct or litter, or use for storage (temporary or otherwise) or for the display of merchandise or services, or for any purpose other than the intended and normal purpose, any of said public sidewalks, entrances, lobbies, vestibules, stairways, corridors, passenger and freight elevators, public toilets and other public areas of said Building; and no floor mats or runners shall be placed by Lessee in any Building corridor, lobby or vestibule.

21. EMINENT DOMAIN: Lessee agrees with Lessor that if the whole or any part of said premises shall be appropriated, condemned, taken or otherwise acquired by any public or quasi-public authority under the power of eminent domain, condemnation or other proceedings, this Lease and the estate hereby created shall terminate and wholly expire on the date title shall vest in the acquiring authority, and all rent shall be prorated and adjusted as of said date. In no event whatsoever shall Lessee have any claim to the amount, or any portion thereof, that may be awarded as damages or paid as a result of such appropriation and taking. Lessee hereby assigns to Lessor all of Lessee's right, title and interest in and to any and all amounts awarded or paid by reason of such appropriation, condemnation and taking, provided however, that none of the foregoing is meant to deprive the Lessee from claiming moving expenses, displacement expenses or the like solely from the acquiring authority.

22. WAIVER OF SUBROGATION: It shall be the obligation of both parties to this Lease, Lessor and Lessee, at all times to keep and maintain in full force and effect full and adequate insurance coverage against loss or perils covered by standard fire insurance policies, with extended coverage and with vandalism and malicious mischief endorsements, insuring (as concerns Lessor) the Building of which said premises are a part and also said premises (but excluding the contents thereof and fixtures, trade fixtures, leasehold improvements, machinery, equipment, furniture and other property, if any, owned by Lessee or by third parties) and (as concerns Lessee) such coverage shall insure all property owned by Lessee or by third parties and in Lessees possession, including the contents of said premises and any fixtures, trade fixtures, leasehold improvements, machinery, equipment, furniture and other property, if any, owned by Lessee or by any such third party. Lessee shall also carry business interruption insurance. In the event of loss or damage due to a risk or peril so required to be insured against, neither Lessor or its insurance company or companies nor Lessee or its insurance company or companies, nor any such third party, or its insurance company or companies, shall have any right of action or claim, by way of subrogation, or otherwise, against either party to this lease, or the agents, servants, employees, or invitees of that party, as a result of any such loss or damage, it being the intention of the parties that in the event of any such loss or damage, Lessor, Lessee and any third party shall look solely to its own insurance company to recoup any such loss caused by any such risk or peril and that upon payment having been made by any such insurance company, any such insurance company so making payment shall have no right of action over against either party to this Lease, or the agents, servants, employees or invitees of that party because of any payment so made to its insured. The provisions of this
Section 22 shall be applicable whether or not the insurance coverage required to be kept and maintained as outlined herein is in fact so kept and maintained and whether or not such loss or damage is caused, or claimed to be caused, by the act, fault or neglect of either party to this Lease or its agents, servants, employees or invitees. Provided, however, that nothing herein contained shall be construed to relieve Lessee, its agents, servants, employees or invitees, from liability to Lessor as to any loss or damage sustained by Lessor within the deductible portion of Lessor's insurance coverage, provided the deductible amount thereof is not in excess of $1,000.00, and provided, further, that nothing herein contained shall be construed to relieve either party to this Lease, or any third party, or its or their agents, servants, employees or invi-tees of liability to , the injured party for loss or damage caused by willful or wanton misconduct or intentionally destructive or malicious acts.

23. [deleted in its entirety by interlineation]

24. [deleted in its entirety by interlineation]

25. NO WAIVER:

     (a) No receipt of money by Lessor from Lessee with knowledge of the breach of any covenants of this Lease, or after the termination hereof, or after the service of any notice, or after the commencement of any suit, or after final judgement for possession of said premises shall be deemed a waiver of such breach, nor shall it reinstate, continue or extend the term of this Lease or effect any such notice, demand or suit.

     (b) No delay on the part of Lessor in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other, or farther, exercise thereof, or the exercise of any other right, power or privilege.

     (c) No act done or thing said by Lessor or Lessor's agents or employees shall constitute a cancellation, termination or modification of this Lease, or a waiver of any covenant, agreement or condition hereof, nor relieve Lessee from Lessee's obligation to pay the rents reserved or other charges to be paid hereunder. Any waiver or release by Lessor and any cancellation, termination or modification of this Lease must be in writing signed by Lessor.

26. RULES AND REGULATIONS: Lessee and Lessee's agents, employees and invitees shall faithfully observe, and strictly comply with the Rules and Regulations appearing at the end of this Lease and made a part hereof, and with such further reasonable Rules and Regulations as Lessor may, after notice to Lessee, from time to time adopt. Nothing in this Lease contained shall be construed to impose upon Lessor any duty or obligation to enforce the Rules and Regulations in any other lease as against any other lessee, and Lessor shall not be liable to Lessee for violation of the same by any other lessee or the agents, employees, licensees or invitees of such other lessee.

27. BROKER: Lessee represents and warrants to Lessor that no broker negotiated or was instrumental in negotiating or consummating this Lease except MIKE STACY OF JIM CUMMINS REAL ESTATE, INC.

28. ENTIRE AGREEMENT: This Lease contains the entire agreement between the parties hereto and shall not be modified in any manner except by an instrument in writing executed by said parties or their respective successors in interest. If more than one person or entity or a combination thereof comprise "Lessee", their liability hereunder shall be joint and several.

29. RECORDING: The parties hereto agree that this Lease shall not be recorded, but on request of either party, Lessor and Lessee agree to execute a Memorandum of this Lease, which Memorandum of Lease may then be recorded in the office of the County Recorder in which said premises are located.

30. PARAGRAPH HEADINGS: The paragraph headings appearing on this Lease are inserted only as a matter of convenience and for reference purposes, and in no way define, limit or describe the scope and intent of this Lease, or any paragraph hereof, nor in any way affect it.

31. QUIET ENJOYMENT: If Lessee shall (1) pay the rent reserved, the charges for services stipulated herein and other amounts to be paid by Lessee to Lessor, and
(2) well and faithfully keep, perform and observe all of the covenants, agree-ments and conditions' herein stipulated to be kept, performed and observed by Lessee, Lessee shall at all times during the term of this Lease have the peaceable and quiet enjoyment of said premises without hindrance of Lessor or any person lawfully claiming under Lessor, subject, however, to the terms of this Lease and any instrument provided for in Paragraph 17.

32. BINDING EFFECT: The covenants, agreements and conditions contained in this Lease shall be binding upon and shall inure to the benefit of Lessor and Lessee, and their respective heirs, legal representatives, successors and assigns to the extent permitted in this Lease. Provided, however, that if Lessor should sell the Building and the grounds thereof, of which the demised premises are a part, or convey title thereto to a third party purchaser or other grantee, or otherwise cease being the owner thereof, then Lessor, as of the date of such sale, conveyance or termination of ownership, and thereafter, shall have no farther liability or obligations pursuant to this Lease except as to those liabilities and obligations, if any, accrued as of such date.

33. ADDITIONAL TERMS: See Addendum (if any) attached hereto.

IN WITNESS WHEREOF, Lessee and Lessor have executed duplicate counterparts of this LEASE AGREEMENT as of the day, month and year first above shown.


LESSEE:
          TELXON CORPORATION
- ---------------------------------------

/s/ Glenn S. Hansen
- ---------------------------------------
   Vice President, Legal Administration
   and Corporate Counsel
- ---------------------------------------
                                (Title)

WITNESS:

/s/ Marilyn Riazi
- ---------------------------------------

/s/ Marion Matthews
- ---------------------------------------
                    As to Lessee

STATE OF OHIO      ) SS.
  SUMMIT   COUNTY

     Before me, a Notary Public in and for said County and State, personally appeared GLENN S. HANSEN, VP LEGAL ADMIN (title) and CORP. COUNSEL, ___________________ (title) of the Corporation on whose behalf the foregoing LEASE AGREEMENT was executed, who acknowledged that HE did sign the same as such officer(s) in behalf of said Corporation and by authority of its Board of Directors; and that said instrument is HIS free act and deed individually and as such officer(s) and the free and corporate act and deed of said Corporation.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at AKRON, OHIO this 18TH day of JULY, 1995.


                               /s/ Joyce M. Goff
- --------------------------------------------------------------------------------
                                 JOYCE M. GOFF
                          NOTARY PUBLIC, STATE OF OHIO
                          COMMISSION EXPIRES 11-20-99


LESSOR:
        JOHN D. DELLAGNESE III
- ---------------------------------------

By /s/ John D. Dellagnese III
   ------------------------------------


WITNESS:

/s/ Laura M. Metzger
- ---------------------------------------

/s/ Jeanie M. Fausnight
- ---------------------------------------
                    As to Lessor


STATE OF OHIO      ) SS.
           COUNTY

     Before me, a Notary Public in and for said County and State, personally appeared JOHN D DELLAGNESE III identified as Lessor in the foregoing LEASE AGREEMENT, who acknowledged that HE did sign the foregoing instrument and that the same is HIS free act and deed.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at AKRON, OHIO this 19TH day of JULY, 1995.


                              /s/ Laura M. Metzger
- --------------------------------------------------------------------------------
                         LAURA M. METZGER, Notary Public
                           Residence - Summit County
                         State Wide Jurisdiction, Ohio
                       My Commission Expires June 9, 1998

                                    ADDENDUM



     This is an Addendum to that Certain "STANDARD OFFICE LEASE (Modified Net Lease)", hereinafter referred to as the "Lease", executed on same date herewith wherein JOHN D. DELLAGNESE III is "Lessor" and TELXON CORPORATION is "Lessee". References hereinafter noted are to section numbers of the Lease. In the event of a conflict between the terms of the Lease and the terms of this Addendum, the terms of this Addendum shall control.

     1. DEMISE: The commencement date of this Lease shall be changed from October 15, 1995 to November 1, 1995 and the expiration date shall be changed from October 14, 2000 to October 31, 2000.

     6. BUILDING SERVICES: Lessee shall provide and pay for its own janitorial services to its demised premises.

     17. SUBORDINATION OF LEASE: The following Non-Disturbance
Agreement/Attornment clause shall be added to this section of the Lease:

     In the event the Premises are presently encumbered by a mortgage, or in the event that, in the future, the Premises should be encumbered by any mortgage, it shall be the obligation of Lessor to obtain and deliver to Lessee an instrument in writing executed by any such mortgagee, suitable for recording, and by whatever name called providing, in substance, that Lessee shall not be disturbed in its use, possession and enjoyment of the Premises or deprived of any of its rights as set forth herein by any such mortgagee, or any party claiming by, through or under any such mortgagee, even through any such mortgage and/or the promissory note for which any such mortgage is security may be in default, and/or mortgage foreclosure proceedings are pending, and/or the premises encumbered by any such mortgage have been sold, on foreclosure sale, or otherwise, and the purchaser thereof is such mortgagee or some other third party.

     Conditioned upon the foregoing, Lessee agrees to subordinate its leasehold interest to any such mortgagee and to attorn to any such mortgagee or subsequent third party owner of the premises described in any such mortgage.

     34. LEASEHOLD IMPROVEMENTS (New): Lessor shall pay an amount of $41,661.60 towards the leasehold improvements made to Suite 300. Any improvements over said amount of $41,661.60 shall be paid for in a lump sum payment by Lessee to Lessor.

     35. LEASE OF ADDITIONAL SPACE BY LESSOR (New): If Lessor desires to lease additional space in the Waterford Building, Lessor shall give written notice to Lessee stating such desire and the monthly rentals which Lessor wishes to receive for such space. Lessor shall not enter into a binding lease for such space within 15 days after sending such notice to Lessee. The provisions hereof shall not Constitute a so-called "right of first refusal" for such space.

     IN WITNESS WHEREOF, the parties hereto have set their hands to this Addendum as of the date stated on page one of the Lease to which this Addendum is attached.

                              LESSOR:
                              -------

                              JOHN D. DELLAGNESE III

                              /s/ John D. Dellagnese III
                              --------------------------------------------


                              LESSEE:
                              -------

                              TELXON CORPORATION

                              By: /s/ Glenn S. Hansen
                                  ----------------------------------------
                                  Glenn S. Hansen
                              Title:  Vice President, Legal Administration
                                     -------------------------------------
                                          and Corporate Counsel

                                  EXHIBIT "B"
                                  -----------



     ANNUAL BASE RENT: During the term of this Lease, and any renewals thereof, Lessee shall pay to Lessor annual base rent, in equal monthly installments, on the first day of each month, in advance, in the following amounts:

     (A) During Lease years 1 through 5, such annual base rent shall be $538,129.00 per year, hereinafter the "A Rent", with the monthly payment being $44,844.08.